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                                                                      Exhibit 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-4945, 33-62156, 333-8063, 333-19667, 333-26059 and 333-81789 of HEICO
Corporation on Forms S-8 of our report dated December 14, 2000 appearing in this Annual Report on Form 10-K/A Amendment No. 1 of HEICO Corporation for the year ended October 31, 2000.


DELOITTE & TOUCHE LLP
Fort Lauderdale, Florida
August 10, 2001